UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    August 9, 2004

UROLOGIX, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-28414	41-1697237

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

14405 21st Avenue North Minneapolis, MN		55447

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (763) 475-1400

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following are furnished as exhibits to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued August 9, 2004.
99.2	Certain remarks of Fred B. Parks at a teleconference held on August 10, 2004.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 9, 2004, Urologix, Inc. issued a press release, furnished as Exhibit 99.1 to this Form 8-K, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2004. Also furnished with this Form 8-K as Exhibit 99.2 are certain remarks of the Company’s Chief Executive Officer, Fred B. Parks, made at a related telephone conference held on August 10, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UROLOGIX, INC.
By:	/s/ Fred B. Parks

Fred B. Parks Chief Executive Officer

Dated: August 10, 2004